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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            Reported) July 5, 2000


         GREENWICH CAPITAL ACCEPTANCE, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2000, which forms the trust, which will issue the HarborView Mortgage Loan Trust 2000-1, Mortgage Pass-Through Certificates, Series 2000-1.)

                      GREENWICH CAPITAL ACCEPTANCE, INC.
         ----------------------- ------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                  333-90547                  06-1199884
         --------                  ---------                  ----------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
     of Incorporation)            File Number)           Identification No.)




600 Steamboat Road
Greenwich, Connecticut                                           06830
------------------------                                         -----
(Address of Principal                                         (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 622-2700
                                                   ----- --------
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

Item 5.  Other Events.
----     ------------

Filing of Derived Materials.
---------------------------

     In connection with the offering of the HarborView Mortgage Loan Trust 2000-1, Mortgage Pass-Through Certificates, Series 2000-1 (the "Certificates"), Greenwich Capital Markets, Inc., as underwriter of the Certificates (the "GCM"), has prepared certain materials (the "GCM Derived Materials") for distribution to its potential investors. Although the Registrant provided GCM with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the GCM Derived Materials. Concurrently with the filing hereof, pursuant to Rule 311 of Regulation S-T, the Registrant is filing certain computational materials by paper filing on Form SE.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction. The GCM Derived Materials are attached hereto as Exhibit 99.1

Item 7.  Financial Statements, Pro Forma Financial

              Information and Exhibits.
              ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

     The following is filed herewith. The exhibit number 99.1 corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.     Description
         -----------     -----------

                99.1     GCM Derived Materials filed on
                         Form SE dated July 5, 2000.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GREENWICH CAPITAL ACCEPTANCE, INC.



                                      By:      /s/ Prue Larocca
                                         --------------------------------
                                         Name:     Prue Larocca
                                         Title:    Senior Vice President




Dated:  July 5, 2000

Exhibit Index
------------

Exhibit                                                       Page
-------                                                       ----

99.1     Derived Materials filed
         on Form SE dated July 5, 2000.

      IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE COMPUTATIONAL
                      MATERIALS ARE BEING FILED IN PAPER.



                                 EXHIBIT 99.1

                             GCM DERIVED MATERIALS

                                      for

                      GREENWICH CAPITAL ACCEPTANCE, INC.

  HarborView Mortgage Loan Trust 2000-1, Mortgage Pass-Through Certificates,
                                 Series 2000-1



                     FILED ON FORM SE, DATED July 5, 2000.